                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                ----------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                  -------------------------------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                              JPMORGAN CHASE BANK
              (Exact name of trustee as specified in its charter)

              NEW YORK                                     13-4994650
      (State of incorporation                           (I.R.S. employer
       if not a national bank)                         identification No.)

          270 PARK AVENUE
         NEW YORK, NEW YORK                                 10017
(Address of principal executive offices)                  (Zip Code)

                               WILLIAM H. MCDAVID
                                 GENERAL COUNSEL
                                 270 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                            TELEPHONE: (212) 270-2611
            (Name, address and telephone number of agent for service)

                               IMCO RECYCLING INC.
               (Exact name of obligor as specified in its charter) SEE TABLE OF ADDITIONAL REGISTRANT GUARANTORS BELOW

                     DELAWARE                             75-2008280
           (State or other jurisdiction of             (I.R.S. employer
           incorporation or organization)             identification No.)

   5215 NORTH O'CONNOR BOULEVARD, SUITE 1500
       CENTRAL TOWER AT WILLIAMS SQUARE
               IRVING, TEXAS                               75039
  (Address of principal executive offices)               (Zip Code)

                 10 3/8% SENIOR SECURED NOTES DUE 2010, SERIES B
                         (Title of indenture securities)

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                    TABLE OF ADDITIONAL REGISTRANT GUARANTORS

                                                                             ADDRESS, INCLUDING ZIP
                                                                             CODE, AND TELEPHONE
                                                                             NUMBER, INCLUDING AREA
                                          STATE OR OTHER                     CODE, OF REGISTRANT
                                          JURISDICTION OF    IRS EMPLOYER     GUARANTOR'S PRINCIPAL
                  NAME                    INCORPORATION          ID NO.         EXECUTIVE OFFICE
                  ----                    -------------      ------------    -----------------------
Alchem Aluminum, Inc.                       Delaware          75-2685207                *

Alchem Aluminum Shelbyville, Inc.           Delaware          75-2798122                *

Gulf Reduction Corporation                  Delaware          76-0264927                *

IMCO Energy Corp.                           Delaware          75-2519254                *

IMCO Indiana Partnership L.P.               Indiana           35-1963840                *

IMCO International, Inc.                    Delaware          75-2578362                *

IMCO Investment Company                     Delaware          75-2345738                *

IMCO Management Partnership L.P.            Texas             75-2402738                *

IMCO Operations Services Company            Delaware          75-2920584                *

IMCO Recycling of California, Inc.          Delaware          33-0590255                *

IMCO Recycling of Idaho Inc.                Delaware          06-1308990                *

IMCO Recycling of Illinois Inc.             Illinois          36-3107227                *

IMCO Recycling of Indiana Inc.              Delaware          75-2614357                *

IMCO Recycling of Michigan L.L.C.           Delaware          75-2635772                *

IMCO Recycling of Ohio Inc.                 Delaware          75-2421405                *

IMCO Recycling of Utah Inc.                 Delaware          87-0522330                *

IMCO Recycling Services Company             Delaware          75-2920589                *

IMSAMET, Inc.                               Delaware          86-0747929                *

Indiana Aluminum Inc.                       Indiana           75-2857340                *

Interamerican Zinc, Inc.                    Delaware          75-2397569                *

MetalChem, Inc.                             Pennsylvania      25-1424086                *

Midwest Zinc Corporation                    Delaware          76-0375134                *


                              [Continued next page]

                                                                             ADDRESS, INCLUDING ZIP
                                                                             CODE, AND TELEPHONE
                                                                             NUMBER, INCLUDING AREA
                                          STATE OR OTHER                     CODE, OF REGISTRANT
                                          JURISDICTION OF    IRS EMPLOYER     GUARANTOR'S PRINCIPAL
                  NAME                    INCORPORATION          ID NO.         EXECUTIVE OFFICE
                  ----                    -------------      ------------    -----------------------
Pittsburg Aluminum, Inc.                  Kansas              48-0968227                *

Rock Creek Aluminum, Inc.                 Ohio                34-1453607                *

U.S. Zinc Corporation                     Delaware            76-0264925                *

U.S. Zinc Export Corporation              Texas               76-0268042                *

Western Zinc Corporation                  California          33-0202774                *

* The address for each Additional Registrant Guarantor is 5215 North O'Connor Boulevard, Suite 1500, Central Tower at Williams Square, Irving, Texas 75039, and the telephone number for each is (972) 401-7200.

                                     GENERAL

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

              New York State Banking Department, State House, Albany, New York 12110.

              Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

              Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

              Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR AND GUARANTORS.

         IF THE OBLIGOR OR ANY GUARANTOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

ITEMS 3 THROUGH 15, INCLUSIVE, ARE NOT APPLICABLE BY VIRTUE OF T-1 GENERAL INSTRUCTION B.




                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

ITEM 16.   LIST OF EXHIBITS

           LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

           1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference).

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference.)

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8.  Not applicable.

           9.  Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 22nd day of October, 2003.

                                                 JPMORGAN CHASE BANK


                                                 By: /s/ DENNIS J. ROEMLEIN
                                                    -------------------------
                                                       Dennis J. Roemlein
                                                         Vice President

                              EXHIBIT 7 TO FORM T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                     at the close of business June 30, 2003,
                  in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                    DOLLAR AMOUNTS
                     ASSETS                                           IN MILLIONS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ...........................................      $ 22,657
     Interest-bearing balances ...................................        10,600
Securities:
Held to maturity securities ......................................           268
Available for sale securities ....................................        76,771
Federal funds sold and securities purchased under
     agreements to resell
     Federal funds sold in domestic offices ......................         3,844
     Securities purchased under agreements to resell .............        86,290
Loans and lease financing receivables:
     Loans and leases held for sale ..............................        31,108
     Loans and leases, net of unearned income   $166,046
     Less: Allowance for loan and lease losses     3,735
     Loans and leases, net of unearned income and
     allowance
                                                                         162,311
Trading Assets
                                                                         186,546
Premises and fixed assets (including capitalized leases)
                                                                           6,142
Other real estate owned
                                                                             133
Investments in unconsolidated subsidiaries and
     associated
companies ........................................................           696
Customers' liability to this bank on acceptances
     outstanding
                                                                             225
Intangible assets
        Goodwill .................................................         2,201
        Other Intangible assets ..................................         3,058
Other assets

                                                                          68,983
TOTAL ASSETS ...........................................................             $661,833


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                                   LIABILITIES
Deposits
     In domestic offices ....................................................   $189,571
     Noninterest-bearing ....................  $ 82,747
     Interest-bearing .......................   106,824
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's .................................................    125,990
     Noninterest-bearing ....................  $  6,025
     Interest-bearing .......................   119,965

Federal funds purchased and securities sold under agree- ments to repurchase:
     Federal funds purchased in domestic offices ............................      4,978
     Securities sold under agreements to repurchase .........................    114,181
Trading liabilities .........................................................    129,299
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases) ..............................     10,186
Bank's liability on acceptances executed and outstanding ....................        225
Subordinated notes and debentures ...........................................      8,202
Other liabilities ...........................................................     41,452
TOTAL LIABILITIES ...........................................................    624,084
Minority Interest in consolidated subsidiaries ..............................        104

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus ...............................          0
Common stock ................................................................      1,785
Surplus  (exclude all surplus related to preferred stock) ...................     16,304
Retained earnings ...........................................................     18,426
Accumulated other comprehensive income ......................................      1,130
Other equity capital components .............................................          0
TOTAL EQUITY CAPITAL ........................................................     37,645
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL ....................   $661,833
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.




                                                       WILLIAM B. HARRISON, JR.)
                                                       HANS W. BECHERER        )
                                                       FRANK A. BENNACK, JR.   )